Dreyfus Money Market Fund PROSPECTUS March 31, 2022 Ticker Symbol: Service shares (GMBXX)

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	6
Investment Risks	7
Management	9
Shareholder Guide

Buying and Selling Shares	11
General Policies	13
Distributions and Taxes	14
Distributions and Taxes	14
Financial Highlights	16
For More Information

See back cover.
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Fund Summary

Investment Objective

The fund seeks as high a level of current income as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Service Shares
Management fees	.20
Other expenses:
Administration fees	.55
Shareholder services fees	.25
Miscellaneous other expenses	.05
Total other expenses	.85
Total annual fund operating expenses	1.05
Fee waiver and/or expense reimbursement*	(.05)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.00

* The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until at least March 31, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund's Service shares so that the direct expenses of the fund's Service shares (excluding taxes, interest, portfolio transaction costs, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00%. To the extent that it is necessary for BNY Mellon Investment Adviser, Inc. to waive receipt of its management fee or reimburse the fund's common expenses, the amount of the waiver or reimbursement will be applied equally to each share class of the fund. On or after March 31, 2023, BNY Mellon Investment Adviser, Inc. may terminate the expense limitation agreement at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$102	$329	$575	$1,278
Principal Investment Strategy

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. The fund's investments are concentrated in the banking industry, because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund seeks to invest in securities and enter into repurchase agreements that present minimal credit risk, based on an assessment by BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser) of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to issuers or guarantors of securities or counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability.

As part of its credit risk analysis, BNYM Investment Adviser evaluates material ESG factors for the U.S. government and U.S. government agencies or instrumentalities. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as other factors such as the financial condition, liquidity and market positioning of such entities are expected to outweigh ESG factors.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, the fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. BNYM Investment Adviser, however, may determine, across all investments within the fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, the fund may invest in securities of issuers or securities guaranteed by guarantors or enter into repurchase agreements with counterparties, for example, that may be negatively impacted by ESG factors.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the fund at any time. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. Very low or negative interest rates may magnify interest rate risk. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the novel coronavirus (COVID-19) pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall. Although the fund invests only in high quality debt securities, the credit quality of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Banking industry risk. The risks generally associated with concentrating investments (i.e., hold 25% or more of its total assets) in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. An adverse development in the banking industry (domestic or foreign) may affect the value of the fund's investments more than if such investments were not concentrated in the banking industry.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest. The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. In addition, the fund will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus.

• Asset-backed securities risk. Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

• ESG evaluation risk.  As part of BNYM Investment Adviser's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments.  Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations.  For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so.  The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market.  BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components.  In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective.  Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves.  ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain issuers, guarantors and counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate.  BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances.  As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Service shares from year to year. The table shows the average annual total returns of the fund's Service shares over time. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q1, 2019: 0.41% Worst Quarter Q1, 2014: 0.00%

Average Annual Total Returns as of 12/31/21
1 Year	5 Years	10 Years
0.01%	0.57%	0.29%
For the fund's current yield, call toll-free 1-800-373-9387 (inside the U.S. only).
Portfolio Management

The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc., the fund's investment adviser.

Purchase and Sale of Fund Shares

Investments in the fund are limited to accounts beneficially owned by natural persons. The fund's Service shares are available to investors who purchase fund shares through a third party, such as a bank, broker-dealer or financial adviser.

In general, the minimum initial investment for the fund's Service shares is $1,000 and the minimum subsequent investment is $1.00. You may sell (redeem) your shares on any business day by contacting your broker-dealer or financial adviser.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan (as defined below) or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund is a money market fund, subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00.

The fund has been designated as a "retail money market fund" (Retail Fund). As a Retail Fund, investments in the fund are limited to accounts beneficially owned by natural persons. The fund is limited to investing in high quality securities that BNYM Investment Adviser has determined present minimal credit risks.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The fund also must maintain an average dollar-weighted portfolio maturity of 60 days or less and a maximum weighted average life to maturity of 120 days. In addition, the fund is required to hold at least 10% of its assets in cash, U.S. Treasury securities, or securities that can readily be converted into cash within one business day.

In response to liquidity needs or unusual market conditions, the fund may hold all or a significant portion of its total assets in cash for temporary defensive purposes. This may result in a lower current yield and prevent the fund from achieving its investment objective.

The fund seeks as high a level of current income as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests in a diversified portfolio of high quality, short-term, dollar-denominated debt securities, including:

• securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities

• certificates of deposit, time deposits, bankers' acceptances and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches

• repurchase agreements, including tri-party repurchase agreements

• asset-backed securities

• domestic and dollar-denominated foreign commercial paper, and other short-term corporate obligations, including those with floating or variable rates of interest

• dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies

The fund's investments are concentrated in the banking industry, because the fund normally invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

The fund seeks to invest in securities and enter into repurchase agreements that present minimal credit risk, based on an assessment by BNYM Investment Adviser of the issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, among other factors. As part of this assessment, to the extent relevant information is available, BNYM Investment Adviser also evaluates whether environmental, social and governance (ESG) factors could have a positive, negative or neutral impact on the entity's financial condition (including cash flows, revenues, and short-term debt coverage) and competitive positioning or reputation within the relevant sector. The relevance and significance of these ESG factors to an entity's financial condition, competitive positioning or reputation vary and are dependent on the specific sector in which an issuer, guarantor or counterparty operates.

With respect to issuers or guarantors of securities or counterparties to repurchase agreements, relevant ESG considerations may include carbon financing and exposure, privacy and data security, responsible investments, corporate governance, business ethics, and financial system stability. Repurchase agreement counterparties are evaluated for material ESG risks regardless of the agreement's underlying collateral.

As part of its credit risk analysis, BNYM Investment Adviser evaluates material ESG factors for the U.S. government and U.S. government agencies or instrumentalities. These factors are evaluated from a sovereign perspective and may include environmental risks such as natural disasters, weather patterns and climate change; social factors such as long-

term demographic trends, health equality and education standards; and governance factors such as the quality of institutional frameworks. In this regard, ESG considerations are generally expected to have a neutral impact on investment decisions pertaining to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as other factors such as the financial condition, liquidity and market positioning of such entities are expected to outweigh ESG factors.

In evaluating ESG factors, BNYM Investment Adviser considers ESG research developed by one or more of its affiliates or third parties, including ESG assessments and commentary provided by credit rating agencies, and other material ESG information as available. The scope of such ESG research may vary significantly depending on the issuer, guarantor or counterparty and may be limited or unavailable. Identified ESG factors are incorporated within BNYM Investment Adviser's credit risk analysis to determine whether such ESG factors have a positive, negative or neutral impact on BNYM Investment Adviser's assessment of creditworthiness. Based on this determination, a fund may adjust the applicable credit or maturity limits for the relevant issuer, guarantor or counterparty. BNYM Investment Adviser, however, may determine, across all investments within a fund, that other attributes of creditworthiness, such as sources of liquidity and market positioning, outweigh ESG considerations when making an investment decision, and may not consider available ESG data in connection with every investment decision it makes on behalf of the fund. As a result, a fund may invest in securities of issuers or securities guaranteed by guarantors or enter into repurchase agreements with counterparties, for example, that may be negatively impacted by ESG factors.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. You could lose money by investing in the fund. The fund's yield will fluctuate as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in securities with different interest rates. Neither BNYM Investment Adviser nor its affiliates have a legal obligation to provide financial support to the fund, and you should not expect that BNYM Investment Adviser or its affiliates will provide financial support to the fund at any time.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so.

The fund may impose a fee upon the sale of shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of market conditions or other factors.

The following are the principal risks that could reduce a fund's income level and/or share price:

• Interest rate risk. Prices of fixed-income securities tend to move inversely with changes in interest rates. Interest rate risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could impair the fund's ability to maintain a stable net asset value. Very low or negative interest rates may magnify interest rate risk. In addition, a low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value. Interest rates in the United States currently are at or near historic lows due to market forces and actions of the Board of Governors of the Federal Reserve System in the U.S., primarily in response to the COVID-19 pandemic and resultant market disruptions. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance. In such an interest rate environment, the fund may be subject to a greater risk of principal decline from rising interest rates. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the fund may benefit from a lag due to an obligation's interest rate payment not being immediately impacted by a decline in interest rates.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the fund's ability to maintain a stable net asset value. To meet redemption requests, the fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may impair the fund's ability to maintain a stable net asset value.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments.  Events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown.

• Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the fund's investment in such security. Although the fund invests only in high quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality and prices of the securities held by the fund can change rapidly in certain market environments, and the default or a significant price decline of a single holding could impair the fund's ability to maintain a stable net asset value.

• Liquidity fee and/or redemption gate risk. The fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums because of unusual market conditions, an unusually high volume of redemption requests, redemptions by a few large investors, or other reasons. If a liquidity fee is imposed by the fund, it would reduce the amount you will receive upon the redemption of your shares. A "gate" will suspend your ability to redeem your shares while the gate is imposed and may prevent the fund from being able to pay redemption proceeds within the allowable time period stated in this prospectus. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time. When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

• Banking industry risk. The risks generally associated with concentrating investments (i.e., hold 25% or more of its total assets) in the banking industry include interest rate risk, credit risk, and regulatory developments relating to the banking industry such as extensive governmental regulation and/or nationalization that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses; severe price competition; and increased inter-industry consolidation and competition. An adverse development in the banking industry (domestic or foreign) may affect the value of the fund's investments more than if such investments were not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal, regulatory and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

• Foreign investment risk. The risks generally associated with dollar-denominated foreign investments include economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on payment of principal and interest.  The imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. Investments by the fund in foreign securities, whether issued by a foreign government, bank, corporation or other issuer, may present a greater degree of risk than investments in securities of domestic issuers because of less publicly-available financial and other information, more or less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and generally are not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks. The legal remedies for investors may be more limited than the remedies available in the United States. In addition, changes in the exchange rate of a foreign currency relative to the U.S. dollar (e.g., weakening of the currency against the U.S. dollar) may adversely affect the ability of a foreign issuer to pay interest and repay principal on an obligation. In addition, the fund will be subject to the risk that an issuer of foreign sovereign debt or the government authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due.

• Repurchase agreement counterparty risk. The fund is subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

• U.S. Treasury securities risk. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate. In addition, such guarantees do not extend to shares of the fund itself. Because U.S. Treasury securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

• Asset-backed securities risk. Asset-backed securities are subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. General downturns in the economy could cause the value of asset-backed securities to fall. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

• ESG evaluation risk.  As part of BNYM Investment Adviser's assessment of an issuer's, guarantor's or counterparty's credit quality and capacity to meet its financial obligations, the consideration of ESG factors may contribute to the fund making different investments than funds that invest in money market securities but do not incorporate ESG considerations when selecting investments.  Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate ESG considerations.  For example, the incorporation of ESG considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so.  The incorporation of ESG considerations may also affect the fund's exposure to certain sectors and/or types of investments, which may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market.  BNYM Investment Adviser's security selection process incorporates ESG data provided by affiliated and unaffiliated data providers, which may be limited for certain issuers, guarantors and repurchase agreement counterparties and/or only take into account one or a few ESG related components.  In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective.  Different methodologies may be used by the various data sources that provide ESG data for issuers, guarantors and counterparties, including the issuers, guarantors and counterparties themselves.  ESG data from data providers used by BNYM Investment Adviser often lack standardization, consistency and transparency, and for certain issuers, guarantors and counterparties, such data, including ESG ratings and scores, may not be available, complete or accurate.  BNYM Investment Adviser's evaluation of ESG factors relevant to the financial condition or risk profile of a particular issuer or guarantor of securities or repurchase agreement counterparty, or otherwise, may be adversely affected in such instances.  As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

Management

The fund is managed by Dreyfus Cash Investment Strategies, a division of BNY Mellon Investment Adviser, Inc., the fund's investment adviser, 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $323 billion in 117 mutual fund portfolios. Effective February 1, 2021, the fund's management fee payable to BNYM Investment Adviser was reduced from an annual rate of .50% to an annual rate of .20% of the value of the fund's average daily net assets. For the fiscal year ended November 30, 2021, the fund paid BNYM Investment Adviser a management fee at the effective annual rate of .08% of the value of the fund's average daily net assets. The fund paid BNYM Investment Adviser an effective management fee at a lower rate due to a voluntary undertaking by BNYM Investment Adviser to waive fees and/or reimburse fund expenses during the period. A discussion regarding the basis for the board's approving the fund's management agreement with BNYM Investment Adviser is available in the fund's annual report for the fiscal year ended November 30, 2021.

BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $46.7 trillion in assets under custody and administration and $2.4 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

The asset management philosophy of BNYM Investment Adviser is based on the belief that discipline and consistency are important to investment success. For each fund, BNYM Investment Adviser seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

BNY Mellon Securities Corporation (BNYMSC), a wholly-owned subsidiary of BNYM Investment Adviser, serves as distributor of the fund and of the other funds in the BNY Mellon Family of Funds. Any shareholder services fees are paid to BNYMSC for providing shareholder account service and maintenance. BNYM Investment Adviser or BNYMSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the BNY Mellon Family of Funds or provide other services. Such payments are separate from any shareholder services fees or other expenses that may be paid by the fund to those financial intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to financial intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from BNYM Investment Adviser's or BNYMSC's own resources to financial intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, BNYM Investment Adviser or BNYMSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

Service shares of the fund are subject to an annual shareholder services plan fee of .25% payable to the fund's distributor in respect of the provision of personal services to shareholders, such as answering shareholder inquiries regarding the fund, and/or the maintenance of shareholder accounts. Service shares are subject to an annual administrative services plan fee of .55% payable to the fund's distributor in respect of the provision of recordkeeping and other related services. The fund's distributor may pay financial intermediaries from the fees it receives under the shareholder services plan and/or administrative services plan for the provision of such services by the financial intermediaries to their clients who are beneficial owners of Service shares of the fund.

The fund, BNYM Investment Adviser and BNYMSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees is done in a manner that does not disadvantage the fund or other client accounts.

Shareholder Guide

Buying and Selling Shares

The fund's Service shares generally are available to investors who purchase shares through a third party such as a bank, broker-dealer or financial adviser. Third parties who open fund accounts on behalf of their clients may impose policies, limitations and fees which are different than those described herein. The fund offers other classes of shares, which are described in separate prospectuses. Third parties purchasing fund shares on behalf of their clients determine which class of shares is suitable for their clients. Consult a representative of your plan or financial institution for further information.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses this valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended, in order to be able to maintain a price of $1.00 per share.

When calculating its net asset value (NAV), the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

Investments in the fund are limited to accounts beneficially owned by natural persons (i.e., human beings).

As a "retail" money market fund, the fund has adopted policies and procedures reasonably designed to limit all beneficial owners of the fund to natural persons. Natural persons may invest in the fund directly, jointly with other natural persons or through certain tax-advantaged savings accounts, trusts and other retirement and investment accounts, which may include, among others: participant-directed defined contribution plans; IRAs; custodial accounts; deferred compensation plans for government or tax-exempt organization employees; medical savings accounts; college savings plans; health savings account plans; ordinary trusts and estates of natural persons; or certain other retirement and investment accounts with ultimate investment authority held by the natural person beneficial owner, notwithstanding having an institutional decision maker making day to day decisions (e.g., a plan sponsor in certain retirement arrangements or an investment adviser managing discretionary investment accounts). If a shareholder account is identified as potentially not being beneficially owned by a natural person, and it cannot be established that the shareholder can be re-categorized, the shareholder will be contacted and requested to redeem its fund shares. If the shareholder is not responsive and/or does not redeem the shares as requested (typically within five business days of the request), the shares will be redeemed at the initiation of the fund. The fund and its agents will not be responsible for any loss in an investor's account or tax liability resulting from an involuntary redemption.

Financial intermediaries are required, to the extent that they hold investments in the fund, to ensure compliance of such investments with the terms and conditions for investor eligibility as set forth above. Such financial intermediaries will be expected to have policies and procedures that are reasonably designed to limit all beneficial owners of the fund on behalf of whom they place purchase orders to natural persons. The fund may involuntarily redeem shares held through intermediaries that do not assist the fund so that the fund may conclude that such shares are beneficially owned by natural persons. Financial intermediaries must promptly report to the fund the identification of any beneficial owner of shares of the fund that is not a natural person of which they are aware and promptly take steps to redeem any such shares of the fund.

How to Buy Shares

The fund's NAV is calculated on any day the New York Stock Exchange (NYSE) is open. In addition, the fund's NAV will be calculated on any day the NYSE is closed but the Federal Reserve Bank is open and the Securities Industry and Financial Markets Association (SIFMA) recommends that fixed income securities markets be open for the day or a portion of the day. In the event the NYSE and fixed income securities markets are closed but the Federal Reserve Bank is open, the fund may, but is not required to, calculate its NAV and accept purchase and redemption requests.

The time at which the fund's NAV is calculated, and the trading deadline for orders "in proper form" (as defined below), is reflected in the table below. The fund reserves the right to change the time at which the fund's NAV is calculated and the trading deadline to an earlier time than stated below in the case of an emergency, if regular trading on the NYSE is restricted or closes early, the fixed income securities markets or the Federal Reserve Bank close early, or as otherwise permitted by the Securities and Exchange Commission.

Name of Fund	Fund Calculation of NAV/Trading Deadline for Orders in Proper Form:

Dreyfus Money Market Fund	5:00 p.m.
All times are Eastern time.

Orders in proper form received and accepted by the fund or a financial intermediary that serves as agent for the fund by the time of day at which the fund calculates its NAV will become effective at the NAV determined on that day and shares purchased will receive the dividend declared on that day. An order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives "federal funds" or other immediately available funds promptly thereafter. Unless other arrangements have been agreed in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or a financial intermediary that serves as agent for the fund, or by 6:00 p.m., Eastern time, whichever is earlier. An order in proper form received and accepted after the time of day at which the fund calculates its NAV will be priced, and will begin to accrue dividends, on the following business day.

Orders submitted through a financial intermediary that does not serve as an agent for the fund are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

If payment is not received within the appropriate time period, the fund reserves the right to cancel the purchase order at its discretion, and the investor would be liable for any resulting losses or expenses incurred by the fund or the fund's transfer agent, including interest charges.

How to Sell Shares

You may sell (redeem) shares at any time through your financial representative. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund or a financial intermediary that serves as agent for the fund. For requests to redeem shares received in proper form by the time of day at which the fund calculates its NAV, shares will be priced at the NAV calculated on that day; for requests to redeem shares received after the time of day at which the fund calculates its NAV, shares will be priced at the NAV calculated on the following day. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly.

Redemption proceeds normally will be wired to your financial intermediary within one business day after the request is received in proper form. Payment of redemption proceeds may take longer and may take up to seven days after the order is received in proper form, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

The processing of redemptions may be suspended, and the delivery of redemption proceeds may be delayed beyond seven days, depending on the circumstances, for any period: (i) during which the NYSE is closed (other than on holidays or weekends), or during which trading on the NYSE is restricted; (ii) when an emergency exists that makes the disposal of securities owned by the fund or the determination of the fair value of the fund's net assets not reasonably practicable; or (iii) as permitted by order of the Securities and Exchange Commission for the protection of fund shareholders. For these purposes, the Securities and Exchange Commission determines the conditions under which trading shall be deemed to be restricted and an emergency shall be deemed to exist.

Additionally, the fund may impose a fee upon the sale of your shares (a "liquidity fee") or may temporarily suspend your ability to sell shares (a redemption "gate") if the fund's liquidity falls below required minimums. See "Potential Restrictions on Fund Redemptions—Fees and Gates" below for more information.

Under normal circumstances, the fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, pursuant to an interfund lending order granted by the Securities and Exchange Commission, the fund, and certain other money market funds in the BNY Mellon Family of Funds, may borrow money from certain money market funds in the BNY Mellon Family of Funds for temporary or emergency purposes to meet redemption requests. The fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), if the amount redeemed is large enough to affect fund operations or the redemption request is during stressed market conditions. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur taxable gain when selling the securities.

Potential Restrictions on Fund Redemptions—Fees and Gates

If the fund's weekly liquid assets fall below 30% of its total assets, the fund's board, if it determines it is in the best interests of the fund, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's weekly liquid assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions, beginning on the next business day, unless the fund's board, including a majority of the board members who are not "interested persons" of the fund, determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund. "Weekly liquid assets" include cash, government securities and securities readily convertible into cash within five business days. It is anticipated that the need to impose liquidity fees and redemption gates would occur very rarely, if at all, during times of extraordinary market stress.

Shareholders and financial intermediaries generally will be notified before a liquidity fee is imposed on the fund (although the fund's board, in its discretion, may elect otherwise). A liquidity fee would be imposed on all redemption requests (including redemptions by exchange into another fund) processed at the first NAV calculation following the announcement that the fund would impose a liquidity fee, which may be the same day. Liquidity fees generally would operate to reduce the amount an investor receives upon redemption of fund shares, including upon an exchange of fund shares for shares of another fund, although under certain arrangements through which an intermediary remits the liquidity fee to the fund and charges an investor directly the fund will pay gross redemption proceeds to the intermediary. Liquidity fee proceeds would generally be retained by the fund and may be used to assist the fund to restore its $1.00 share price. If the fund receives a liquidity fee, it is possible that it may return the fee to shareholders in the form of a distribution at a later time.

Shareholders and financial intermediaries will not be notified prior to the imposition of a redemption gate; however, financial intermediaries may be notified after the last NAV is calculated on the day the fund's board has made a decision to impose a redemption gate. Redemption requests (including redemptions by exchange into another fund) submitted while a redemption gate is imposed will be cancelled without further notice. If shareholders still wish to redeem their shares after a redemption gate has been lifted, they will need to submit a new redemption request at that time.

When a liquidity fee or a redemption gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

The fund's board may, in its discretion, terminate a liquidity fee or redemption gate at any time if it believes such action to be in the best interest of the fund. In addition, a liquidity fee or redemption gate will automatically terminate at the beginning of the next business day once the fund's weekly liquid assets reach at least 30% of its total assets. Redemption gates may only last up to 10 business days in any 90-day period.

The imposition and termination of a liquidity fee or redemption gate would be announced on the fund's website (www.dreyfus.com). In addition, the fund will communicate such action through a disclosure supplement to this prospectus and may further communicate such action by other means.

The fund's board also may determine to permanently suspend redemptions and liquidate the fund if the fund, at the end of a business day, has less than 10% of its total assets invested in weekly liquid assets and the fund's board determines that it would not be in the best interests of the fund to continue operating. In the event that the board approves liquidation of the fund, BNYM Investment Adviser will commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the fund or the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

All shareholder services and privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's Statement of Additional Information (SAI). Please see the fund's SAI for additional information on buying and selling shares, privileges and other shareholder services.

If you invest through a financial intermediary (rather than directly through the fund), the policies may be different than those described herein. For example, banks, brokers, Retirement Plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although BNYM Investment Adviser discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. BNYM Investment Adviser also believes that money market funds, such as the fund, are not typically targets of abusive trading practices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. The fund reserves the right to reject any purchase or exchange request in whole or in part. Funds in the BNY Mellon Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another fund in the BNY Mellon Family of Funds, please read the prospectus of that other fund for more information.

The fund also reserves the right to

• change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

• change its minimum investment amount

The fund also may process purchase and sale orders and calculate its NAV on days that the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policy

Low balance accounts may be subject to a small account fee or to redemption, as described below.

To offset the relatively higher cost of maintaining smaller shareholder accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund may charge your account a fee of $10.00 that is determined and assessed annually. The small account fee will be charged by redeeming shares in your account.

For certain accounts, if the net asset value of your account is below the fund's minimum initial investment requirement for the particular class of fund shares, the fund reserves the right to redeem all of the remaining shares in your account, close the account and send you the redemption proceeds. Accounts of shareholders who have accounts in other funds in the BNY Mellon Family of Funds with aggregate net assets of greater than $10,000, accounts participating in automatic investment programs, Retirement Plan accounts and accounts opened through certain financial intermediaries will not be subject to mandatory redemption.

Before either of the actions described above is taken, you will be given 60 days' advance written notice to give you time to increase your account balance to the required minimum amount if you are eligible to invest in the fund and have an address in good order with the fund's transfer agent.

Escheatment

If your account is deemed "abandoned" or "unclaimed" under state law, the fund may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. The state may sell escheated shares and, if you subsequently seek to reclaim your proceeds of liquidation from the state, you may only be able to recover the amount received when the shares were sold. It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the fund's transfer agent or distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. The fund, the fund's transfer agent and BNYM Investment Adviser and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund ordinarily declares dividends from its net investment income on each day its NAV is calculated and normally pays dividends monthly and capital gain distributions, if any, annually. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges imposed by the fund on reinvestments.

The fund's distributions are taxable as ordinary income or capital gains (unless you are investing through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan, in which case taxes may be deferred).

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Because liquidity fees may be imposed on redemptions, including taxable exchanges into other funds, you may realize a gain or loss for tax purposes upon the redemption or exchange of fund shares. Generally, a shareholder of a money market fund, rather than realizing gain or loss upon each redemption or exchange of fund shares, may use a simplified method of accounting to annually recognize gain or loss (generally treated as short-term capital gain or loss) based on the changes in the aggregate value of the shareholder's shares in the fund during the computation period or periods (selected by the shareholder) comprising the shareholder's taxable year. Under prescribed rules, the change in value in the shareholder's fund shares for each computation period is adjusted appropriately to reflect any acquisitions and redemptions of fund shares by the shareholder during that computation period.

If a liquidity fee is imposed by the fund, it generally would reduce the amount fund shareholders would receive upon the redemption of their shares, and would generally decrease the amount of any capital gain or increase the amount of any capital loss shareholders would recognize with respect to such redemptions. There is some degree of uncertainty with respect to the tax treatment of liquidity fees received by the fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service. If the fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the fund at such time.

Financial Highlights

These financial highlights describe the performance of the fund's Service shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been derived from the fund's financial statements, which have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

Year Ended November 30,
Service Shares	2021[a]	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.002	.014	.010	.002
Distributions:
Dividends from investment income—net	(.000)[b]	(.002)	(.014)	(.010)	(.002)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	.24	1.44	1.00	.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.08	1.07	1.07	1.07
Ratio of net expenses to average net assets	.13	.57	1.02	1.02	.99
Ratio of net investment income to average net assets	.01	.22	1.49	.98	.17
Net Assets, end of period ($ x 1,000)	2,058,384	2,808,974	2,824,333	6,468,059	7,201,871

a Effective February 1, 2021, the fund's Class B shares were renamed Service shares.
b Amount represents less than $.001 per share

NOTES

NOTES

For More Information

Dreyfus Money Market Fund
A series of General Money Market Fund, Inc.

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

The fund's annual and semiannual reports describe the fund's performance, list portfolio holdings and contain a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period covered by the report. The fund's most recent annual and semiannual reports are available at www.im.bnymellon.com.

Statement of Additional Information (SAI)

The SAI provides more details about the fund and its policies. A current SAI is available at www.im.bnymellon.com and is on file with the Securities and Exchange Commission (SEC). The SAI, as amended or supplemented from time to time, is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus money market funds generally disclose, at www.dreyfus.com, their complete schedule of holdings on each business day, as of the proceeding business day. Each Dreyfus money market fund's daily posting of its complete portfolio holdings will remain available on the website for five months. From time to time, the fund may make available certain portfolio characteristics, such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, upon request.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone. Call 1-800-373-9387 (inside the U.S. only)

By mail. BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

By E-mail. Send your request to info@bnymellon.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: www.sec.gov

Dreyfus money market funds: www.dreyfus.com

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

SEC file number: 811-03207

© 2022 BNY Mellon Securities Corporation GEN-P0322SER